UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2026

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8601 Dunwoody Place

Sandy Springs, GA 30350

(Address, including zip code, of principal executive offices)

(678) 435-9604

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $80.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 17, 2026, Bitcoin Depot Inc. (the “Company”), BCD Merger Sub LLC, BitAccess Inc., Bitcoin Depot Operating LLC, BT HoldCo LLC, BTM International Holdings 1 LLC, BTM International Holdings II LLC, Cash Ramp LLC, Digital Gold Ventures Inc., Express Vending Inc., Intuitive Software LLC, Kiosk HoldCo LLC, Kiosk Technicians, LLC, Kutt, Inc., Lux Vending Kiosk, LLC, MCA Services Group, LLC, and Mintz Assets Inc. (together with the Company, the “Debtors”) each filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas.

On May 18, 2026, the Company received a letter from the Listing Qualifications Department staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Debtors’ commencement of the Chapter 11 Cases under Chapter 11 of the Bankruptcy Code and, in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, the staff of Nasdaq has determined that trading of the Company’s Class A common stock and warrants will be suspended from Nasdaq at the opening of business on May 26, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will become effective 10 days after such filing and will remove the Company’s Class A common stock and warrants from listing and registration on Nasdaq. Nasdaq also based its determination on the fact that the Company has failed to timely file its Form 10-Q for the period ended March 31, 2026, as required by Nasdaq Listing Rule 5250(c). The Company does not intend to appeal Nasdaq’s determination.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities (including its Class A common stock and warrants) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of its securities could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN DEPOT INC.

Date: May 19, 2026	By:	/s/ Christopher Ryan
Name: Christopher Ryan
Title: General Counsel and Corporate Secretary